UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 13, 2011
Nissan Auto Receivables Corporation II
(Exact name of Depositor as specified in its charter)
Nissan Auto Receivables 2011-A Owner Trust
(Exact name of Issuing Entity as specified in its charter)

Delaware	333-165171-02	38-6967792

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation of Issuing	File Number of Issuing Entity)	Identification No. of
Entity)		Issuing Entity)

ONE NISSAN WAY
ROOM 5-124
FRANKLIN, TENNESSEE	37067

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 725-1121
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
          On April 13, 2011, Nissan Auto Receivables Corporation II (“NARC II”) and Nissan Motor Acceptance Corporation (“NMAC”) entered into an Underwriting Agreement with Deutsche Bank Securities Inc., on behalf of itself and as representative of the several underwriters (collectively, the “Underwriters”), for the issuance and sale of notes of Nissan Auto Receivables 2011-A Owner Trust, a Delaware statutory trust established by a Trust Agreement dated as of March 28, 2011, by and between NARC II, as depositor, NMAC, as administrator, and Wilmington Trust Company, as owner trustee, in the following classes: Class A-1, Class A-2, Class A-3 and Class A-4 (collectively, the “Notes”). The Notes have an aggregate principal balance of $1,200,090,000. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-165171). It is anticipated that the Notes will be issued on or about April 25, 2011 (the “Closing Date”).
          Attached as Exhibit 1.1 is the Underwriting Agreement.
ITEM 8.01 OTHER EVENTS
               On the Closing Date, NARC II and NMAC will enter into a Purchase Agreement, to be dated as of the Closing Date (the “Purchase Agreement”), pursuant to which NMAC will transfer to NARC II certain retail installment sales contracts relating to certain new, near-new and used automobiles and light-duty trucks (the “Receivables”) and related property. Nissan Auto Receivables 2011-A Owner Trust (the “Issuing Entity”), a Delaware statutory trust, was established by a Trust Agreement dated as of March 28, 2011, which will be amended and restated by an Amended and Restated Trust Agreement to be dated as of the Closing Date (the “Amended and Restated Trust Agreement”) by and between NARC II, as depositor, and Wilmington Trust Company, as owner trustee (the “Owner Trustee”). On the Closing Date, the Issuing Entity will enter into a Sale and Servicing Agreement, to be dated as of the Closing Date (the “Sale and Servicing Agreement”), with NARC II, as seller, and NMAC, as servicer, pursuant to which the Receivables and related property will be transferred to the Issuing Entity. Also on the Closing Date, the Issuing Entity will enter into an Indenture, to be dated as of the Closing Date (the “Indenture”), by and between the Issuing Entity, as issuer, and Deutsche Bank Trust Company Americas, as indenture trustee (the “Indenture Trustee”). Pursuant to the Indenture, the Issuing Entity will cause the issuance of the Notes. Also on the Closing Date, the Issuing Entity, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee will enter into an Administration Agreement, to be dated as of the Closing Date (the “Administration Agreement”), relating to the provision by NMAC of certain services relating to the Notes.
     Attached as Exhibit 4.1 is the form of Indenture, as Exhibit 4.2 is the form of Amended and Restated Trust Agreement, as Exhibit 10.1 is the form of Purchase Agreement, as Exhibit 10.2 is the form of Sale and Servicing Agreement and as Exhibit 10.3 is the form of Administration Agreement.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits
     The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated April 13, 2011, among NARC II, NMAC and Deutsche Bank Securities Inc., on behalf of itself and as representative of the several Underwriters.

Exhibit 4.1	Indenture, to be dated as of April 25, 2011, by and between the Issuing Entity, as issuer, and the Indenture Trustee.

Exhibit 4.2	Amended and Restated Trust Agreement, to be dated as of April 25, 2011, by and between NARC II, as depositor, and the Owner Trustee.

Exhibit 10.1	Purchase Agreement, to be dated as of April 25, 2011, by and between NARC II, as purchaser, and NMAC, as seller.

Exhibit No.	Description
Exhibit 10.2	Sale and Servicing Agreement, to be dated as of April 25, 2011, by and among the Issuing Entity, as issuer, NARC II, as seller, and NMAC, as servicer.

Exhibit 10.3	Administration Agreement, to be dated as of April 25, 2011, by and among the Issuing Entity, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NISSAN AUTO RECEIVABLES CORPORATION II
By:	/s/ Mark F. Wilten
	Name:	Mark F. Wilten
	Title:	Treasurer

Date: April 15, 2011

EXHIBIT INDEX
    Item 601(a) of Regulation S-K

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated April 13, 2011, among NARC II, NMAC and Deutsche Bank Securities Inc., on behalf of itself and as representative of the several Underwriters.

Exhibit 4.1	Indenture, to be dated as of April 25, 2011, by and between the Issuing Entity, as issuer, and the Indenture Trustee.

Exhibit 4.2	Amended and Restated Trust Agreement, to be dated as of April 25, 2011, by and between NARC II, as depositor, and the Owner Trustee.

Exhibit 10.1	Purchase Agreement, to be dated as of April 25, 2011, by and between NARC II, as purchaser, and NMAC, as seller.

Exhibit 10.2	Sale and Servicing Agreement, to be dated as of April 25, 2011, by and among the Issuing Entity, as issuer, NARC II, as seller, and NMAC, as servicer.

Exhibit 10.3	Administration Agreement, to be dated as of April 25, 2011, by and among the Issuing Entity, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee.